                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                           MECHANICAL DYNAMICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                           MECHANICAL DYNAMICS, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                           MECHANICAL DYNAMICS, INC.
                             2300 TRAVERWOOD DRIVE
                         ANN ARBOR, MICHIGAN 48105-2195

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 10, 2001

To the Shareholders of Mechanical Dynamics, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Mechanical Dynamics, Inc. (the "Company") will be held at the Holiday Inn North Campus, 3600 Plymouth Road, Ann Arbor, Michigan 48105, at 4:00 p.m. Eastern Time on Thursday, May 10, 2001, for the following purposes:

          1. To elect one director to serve until the 2004 Annual Meeting of Shareholders and until a successor is duly elected and qualified.

          2. To ratify and approve the Board of Directors' selection of Arthur Andersen LLP as the independent auditors of the Company for the current fiscal year ending December 31, 2001.

          3. To transact such other business as may properly come before the meeting and any adjournment thereof.

     Only shareholders of record at the close of business on March 23, 2001, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and return it as promptly as possible to ensure your representation at the meeting. A return postage-prepaid envelope is enclosed for that purpose. If you return the proxy, you may withdraw your proxy and vote your shares in person if you attend the meeting.

     Your attention is called to the attached Proxy Statement and the accompanying proxy. A copy of the Annual Report of the Company for the fiscal year ended December 31, 2000 accompanies this notice.

                                          By Order of the Board of Directors

                                          [MICHAEL E. KORYBALSKI]

                                          MICHAEL E. KORYBALSKI
                                          Chief Executive Officer

Ann Arbor, Michigan
April 6, 2001

                           MECHANICAL DYNAMICS, INC.
                             2300 TRAVERWOOD DRIVE
                         ANN ARBOR, MICHIGAN 48105-2195

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 10, 2001

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mechanical Dynamics, Inc. (the "Company") for use at the 2001 Annual Meeting of Shareholders to be held at the Holiday Inn North Campus, 3600 Plymouth Road, Ann Arbor, Michigan 48105, at 4:00 p.m. Eastern Time on Thursday, May 10, 2001, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The mailing of this Proxy Statement and accompanying proxy will take place on or about April 6, 2001.

Solicitation

     The Company will bear the entire cost of solicitation of proxies in the enclosed form, including the preparation, assembly, printing and mailing of this Proxy Statement, the accompanying proxy and any additional information furnished to shareholders. The solicitation of proxies by mail may be supplemented by telephone, telegraph or personal solicitation by directors, officers or other regular employees of the Company; no additional compensation will be paid to directors, officers or other regular employees for such services. Brokers, nominees and other similar record holders will be requested to forward soliciting material and will be reimbursed by the Company upon request for their out-of-pocket expenses.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Voting Rights and Outstanding Shares

     Only shareholders of record at the close of business on March 23, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the meeting. As of the close of business on March 23, 2001, the Company had 6,050,198 shares of common stock ("Common Shares" or "Common Stock") outstanding, the only class of stock outstanding and entitled to vote.

     Each Common Share is entitled to one vote on each matter submitted for a vote at the meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding Common Shares entitled to vote, or 3,025,100 shares, is necessary to constitute a quorum for the transaction of business at the meeting or any adjournment thereof.

Revocability of Proxies

     A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Secretary of the Company or by executing and delivering to the Secretary a later dated proxy. Attendance at the meeting by a shareholder who has given a proxy will not have the effect of revoking it unless such shareholder gives such written notice of revocation to the Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, should be sent to Mechanical Dynamics, Inc., 2300 Traverwood Drive, Ann Arbor, Michigan 48105-2195, Attention: David Peralta, Chief Financial Officer.

     Valid proxies in the enclosed form which are returned in time for the meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the election as director of the nominee listed below, and FOR the selection of Arthur Andersen LLP as independent auditors of the Company for the current fiscal year ending December 31, 2001.

Principal Holders of the Company's Voting Securities

     As of March 23, 2001, the following four persons were the only persons known by the Company to beneficially own more than 5% of the Company's Common
Shares:

                                                                    AMOUNT OF         PERCENTAGE OF
                                                                  COMMON SHARES       COMMON SHARES
                            NAME                                BENEFICIALLY OWNED       OWNED*
                            ----                                ------------------    -------------
Michael E. Korybalski.......................................         883,879              14.6%
Wellington Management Company LLP...........................         605,000              10.0%
AWM Investment Company, Inc. ...............................         497,400               8.2%
John C. Angell..............................................         388,040               6.4%

---------------
* Based on 6,050,198 Common Shares outstanding as of March 23, 2001.

                            I. ELECTION OF DIRECTORS

     The Board of Directors proposes that the person named below as nominee for election as director for a three-year term be elected as director of the Company to hold office until the Annual Meeting of Shareholders to be held in 2004, and until a successor is duly elected and qualified.

                                 David E. Cole

     The above nominee, David E. Cole, is currently serving as director of the Company. If a quorum is present, the nominee receiving the greatest number of votes cast at the meeting or its adjournment shall be elected. Withheld votes and broker non-votes will not be deemed votes cast in determining which nominee receives the greatest number of votes cast, but will be counted for purposes of determining whether a quorum is present. The persons named in the accompanying proxy intend to vote all valid proxies received by them FOR the election of the nominee listed above unless the giver of the proxy withholds authority to vote for any such nominee. The nominee listed above has consented to serve if elected. If the above nominee is unable or declines to serve, which is not expected, it is intended that the proxies be voted in accordance with the best judgment of the proxy holders for another qualified person.

     The following information is furnished as of March 23, 2001 with respect to the nominee for election as director, with respect to each person whose term of office as a director will continue after the meeting, with respect to each executive officer named in the Summary Compensation Table below, and with respect to all directors and executive officers as a group:

                                                                               AMOUNT AND      PERCENTAGE
                                                                                NATURE OF          OF
                                                                              COMMON SHARES      COMMON        TERM
                                DIRECTOR            POSITION AND OFFICES      BENEFICIALLY       SHARES         TO
             NAME                SINCE     AGE        WITH THE COMPANY          OWNED (1)       OWNED(2)      EXPIRE
             ----               --------   ---      --------------------      -------------    ----------     ------
                               NOMINEE FOR ELECTION AS DIRECTOR FOR A THREE-YEAR TERM
David E. Cole.................    1995     63    Director                          40,500(3)         *         2004
                                           DIRECTORS CONTINUING IN OFFICE
Herbert S. Amster.............    1990     66    Director                          94,930(4)       1.6         2002
Joseph F. Gloudeman...........    1993     65    Director                          63,430(5)       1.0         2002
Michael E. Korybalski.........    1977     54    Chief Executive Officer,         883,879         14.6         2003
                                                 Chairman of the Board and
                                                 Director
Mitchell I. Quain.............    1996     49    Director                          83,592(6)       1.4         2003
Robert R. Ryan................    1997     43    President, Chief Operating       271,574(7)       4.4         2003
                                                 Officer and Director
                                          OTHER CURRENT EXECUTIVE OFFICERS
Michael Hoffmann..............    --       44    Senior Vice President --          67,803(8)       1.1
                                                 Worldwide Marketing, Sales
                                                 & Service
David Peralta.................    --       33    Vice President, Treasurer         27,051(9)         *
                                                 and Chief Financial Officer
Douglas M. Peterson...........    --       35    Vice President and Chief         188,196(10)      3.1
                                                 Technical Officer
All directors and executive officers as a group (9 persons).................    1,720,955(11)     27.4

-------------------------
  *  Less than 1%

 (1) All directors, nominees and executive officers named in this Proxy Statement have sole investment and voting power with respect to shares of Common Stock beneficially owned by them.

 (2) Based on 6,050,198 shares outstanding as of March 23, 2001.

 (3) Includes 25,000 shares subject to options exercisable within 60 days of the Record Date

 (4) Includes 65,930 shares held by a trust of which Mr. Amster holds voting power as the trustee, 4,000 shares held by a trust of which Mr. Amster's wife holds voting power as the trustee and 25,000 shares subject to options exercisable within 60 days of the Record Date.

 (5) Includes 38,430 shares held by a trust of which Dr. Gloudeman holds voting power as the trustee and 25,000 shares subject to options exercisable within 60 days of the Record Date.

 (6) Includes 58,592 shares held by trusts of which Mr. Quain holds voting power as the trustee and 25,000 shares subject to options exercisable within 60 days of the Record Date.

 (7) Includes 3,000 shares held by Dr. Ryan's wife as custodian for their children and 71,250 shares subject to options exercisable within 60 days of the Record Date.

 (8) Includes 34,583 shares subject to options exercisable within 60 days of the Record Date.

 (9) Includes 23,500 shares subject to options exercisable within 60 days of the Record Date.

(10) Includes 11,000 shares subject to options exercisable within 60 days of the Record Date.

(11) Includes 215,333 shares which all executive officers and directors as a group have the right to acquire within 60 days of the Record Date.

BIOGRAPHICAL INFORMATION

     The following is a brief account of the business experience during the past five years of the nominees for the Board of Directors of the Company and of each director whose term of office will continue after the meeting:

     Michael E. Korybalski, a co-founder of the Company, is Chief Executive Officer and Chairman of the Board and a director of the Company. From 1984 to February 1997, Mr. Korybalski served as President of the Company. From 1977 to 1984, Mr. Korybalski served as Vice President and General Manager of the Company. From 1973 to 1977, he was employed as a product engineer with Ford Motor Company. Mr. Korybalski holds B.S.E. and M.S.E. degrees in mechanical engineering, as well as an M.B.A., from The University of Michigan.

     Mitchell I. Quain has served as a director of the Company since 1996. He has served as Global Head -- Industrial Manufacturing Group at ING Barings, an investment banking company, since 1997. From 1975 to 1997, Mr. Quain was employed at Schroder Wertheim & Company, where he most recently served as Managing Director, Head of Equity Capital Markets. Mr. Quain is a director of MagneTek, Inc., Strategic Distribution, Inc., and Titan International, Inc.

     Robert R. Ryan became the President of the Company in February 1997 and since 1991 has served as its Chief Operating Officer. Dr. Ryan was elected a director of the Company in May 1997. He served as the Company's Executive Vice President from 1991 to February 1997, and as the Company's Vice President of Product Development from 1988 through 1991. Before joining the Company, Dr. Ryan held various positions in sales and engineering services at Structural Dynamics Research Corporation, and served on the engineering faculty at The University of Michigan. He holds a B.S. from the University of Cincinnati and an M.S. and Ph.D. in applied mechanics from Stanford University.

     Herbert S. Amster has served as a director of the Company since 1990. He is now an independent management consultant. Mr. Amster was Chairman of the Board and Chief Executive Officer of Irwin Magnetic Systems, Inc., a manufacturer of minicartridge tape drives, from 1985 through 1989; Senior Vice President Corporate Development, and a director, of Cipher Data Products Inc., from 1989 through 1990; and Senior Vice President Corporate Development of Archive Corp. in 1991. He is currently a director of Jacobson Stores Inc.

     David E. Cole has served as a director of the Company since 1995. Dr. Cole has served as Director of the Center for Automotive Research, Environmental Research Institute of Michigan, since 2000, and as the President of Applied Theory Inc., an automotive consulting firm since 1979. From 1971 through 2000 he served as an Associate Professor of Mechanical Engineering and Applied Mechanics and was Director of the Office for the Study of Automotive Transportation at The University of Michigan. He is currently a director of MSX International, Inc., Saturn Electronics & Engineering Corp., Thyssen Inc., and Plastech Inc.

     Joseph F. Gloudeman has served as a director of the Company since 1993. Dr. Gloudeman has served as President of Gloudeman Consulting, a high-tech consulting firm, since 1992; as Chairman of the Board, since 1992, and President, USA Operations, since 1994, of R.O.S.E. Informatik GmbH, a German software company. Dr. Gloudeman is the former President and Chief Executive Officer of The MacNeal Schwendler Corporation, and a former Vice President, Marketing for CRAY Research-Supercomputer. He is currently a director of Automatic Intuition, Inc.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2000, the Board of Directors held six meetings and took action by written consent on two occasions.

Audit Committee

     The Board of Directors has an Audit Committee which consists of three directors. Mr. Amster, Dr. Cole and Mr. Quain are the current members of this committee. Each of the members of the Audit Committee is independent as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented. As indicated in its written charter adopted by the Board of Directors in 2000, a copy of which is attached as an appendix to this Proxy Statement, the Audit Committee shall:

     - Recommend to the Board the appointment (including the possible replacement) of the independent accounting firm to conduct the annual audit of the Company;

     - Meet with management and the independent auditor prior to each year-end, to review the scope of the annual audit and any reports to be issued in connection with the audit;

     - Meet with management and the independent auditor following the conclusion of the annual audit to review and discuss the audited financial statements and the financial reporting process, in order to determine that the independent auditor is satisfied with the disclosure and content of the financial statements and has advised the Committee of all significant matters that are required by the Statement of Auditing Standards No. 61;

     - On an annual basis, review the independent auditor's letter and disclosures to the Committee regarding independence, and review the non-audit services performed by the independent auditor to ensure that performing those services does not impair the independence of the auditor;

     - On an annual basis, review with management and the independent auditor the adequacy and effectiveness of the Company's internal controls and accounting principles, policies and practices;

     - On an annual basis, review with management the Company's programs and procedures to assure compliance with laws, regulations and corporate policy, and to avoid conflicts of interest;

     - On a periodic basis, review the status of any contingencies or pending litigation which could have a significant impact on the Company's financial statements or seriously affect the Company's reputation;

     - On an annual basis, meet privately with both management and the independent auditor;

     - On an annual basis, provide a report in the Company's Proxy Statement of the Committee's findings that result from its financial reporting oversight responsibilities;

     - On an annual basis, review and reassess the adequacy of its Charter; and

     - At least once every three years, include a copy of its Charter in the Company's Proxy Statement.

     During the fiscal year ended December 31, 2000, the Audit Committee held three meetings and took no action by written consent.

AUDIT COMMITTEE REPORT

     The Audit Committee has:

     - Reviewed and discussed the Company's audited financial statements for the year ended December 31, 2000 with the Company's management;

     - Discussed with the Company's independent auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as it has been modified and supplemented;

     - Received the written disclosures and the letter from the Company's independent auditor required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as it has been modified or supplemented; and

     - Discussed with the Company's independent auditor the independent auditor's independence.

     Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          Herbert S. Amster
                                          David E. Cole
                                          Mitchell I. Quain

Compensation Committee

     The Board of Directors has a Compensation Committee which consists of two directors. Mr. Amster and Dr. Gloudeman are the current members of this committee. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for the Company's officers and employees and administers the Company's Employee Stock Purchase Plan and the Company's 1996 Stock Incentive Plan for Key Employees. During the fiscal year ended December 31, 2000, the Compensation Committee held four meetings and took no action by written consent.

     The Company does not have a nominating committee.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee's overall compensation policy applicable to the Company's executive officers is to provide a compensation package that is intended to attract and retain qualified executives for the Company and to provide them with incentives to achieve the Company's goals and increase shareholder value. The Compensation Committee applies this philosophy in determining compensation for Company executive officers in three areas: salary, bonuses and stock options. The Compensation Committee believes that the compensation of the Chief Executive Officer and the Company's other executive officers should be influenced by the Company's performance. Consistent with this philosophy, the Compensation Committee approves performance goals (the "Performance Goals") for each executive officer (after receiving the recommendations of Michael E. Korybalski, Chairman of the Board and Chief Executive Officer, for all executives other than himself) near the beginning of each year. For 2000, the Performance Goals included objective targets for revenue and earnings, both of which required improvements over 1999 levels.

SALARY

     The Compensation Committee's policy is to offer salaries to its executive officers that are competitive in its industry for similar positions requiring similar qualifications. The Compensation Committee also adjusts salaries to reflect its subjective assessment of the executive's performance of his or her Performance Goals, the amount of salary change appropriate for such performance and the Company's financial condition (after receiving the performance evaluations and recommendations of Mr. Korybalski). In determining executive officers' salaries, the Compensation Committee considers information provided by the Chief Executive Officer, whose recommendations are based upon salary surveys specific to the Company's industry, size and midwestern U.S. geographic location (the "Surveys"). Such Surveys are prepared by an independent organization using information provided from approximately 200 companies. These Surveys summarize information from companies deemed comparable by the Compensation Committee in terms of such things as product or industry, geography and/or revenue levels. In addition to their base salaries, the Company's executive officers, including the Chief Executive Officer, are each eligible to receive a cash bonus and are entitled to participate in the 1996 Stock Incentive Plan for Key Employees. The bonus for the Chief Executive Officer and for other executives is based primarily on Company performance.

     The foregoing information was presented to the Compensation Committee in January 2000. The Compensation Committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective January 1, 2000 for each executive officer, including the Chief Executive Officer. In addition to considering the results of the performance evaluations and information concerning competitive salaries, the Compensation Committee and Chief Executive Officer place significant weight on the financial condition of the Company in considering salary adjustments.

BONUSES

     The Compensation Committee's policy is to pay bonuses to executives that compensate them for achieving the Company's revenue growth and earnings targets set near the beginning of the year and for achieving individual goals based on their areas of responsibility. These bonuses are intended to make a significant portion of each executive's compensation dependent on the Company's performance and to provide executives with incentives to achieve Company goals, increase shareholder value and work as a team. They are also intended to recognize the executives' individual contributions to the Company.

     The Compensation Committee determines annually the total amount of cash bonuses available for executive officers. The individual target amounts are determined based on the Compensation Committee's judgment of the value of the individual executive's achievement of his or her Performance Goals. In all cases, the relative target amounts for individual officers are based upon the total dollars available for bonuses, and historical and expected future contributions by the individual executive. For 2000, the objectives used by the Company as the basis for incentive compensation were based primarily on Company performance. Executives earn a percentage of the target amounts under the bonus plan relating to the achievement of the Performance Goals, as determined by the Compensation Committee annually in its discretion. Awards are weighted so that proportionately higher awards are received when the Company's performance exceeds targets and proportionately smaller or no awards are made when the Company does not meet targets.

STOCK OPTIONS

     The Compensation Committee's policy is to grant stock options to the Company's executives in amounts reflecting the Compensation Committee's subjective evaluation of the executive's position, responsibilities, ability to influence, and expected contributions to, the Company's overall performance. Other factors considered by the Compensation Committee include consistency in numbers of options granted to executives at similar levels in the Company, past performance, the Surveys and the recommendations of Mr. Korybalski, without any specific weight given to any of the factors listed above. In determining the size of the individual grants, the Compensation Committee also considers the amounts of options outstanding and previously granted both in the aggregate and with respect to the optionee, the amount of options remaining available for grant under the 1996 Stock Incentive Plan for Key Employees and the aggregate amount of current awards, and for new officers, the amount necessary to attract other executives to the Company. The Compensation Committee believes that employee equity ownership provides significant additional motivation to executives to maximize value for the Company's shareholders. Under the terms of the 1996 Stock Incentive Plan for Key Employees, the Compensation Committee grants stock options with an exercise price equal to the prevailing market price. Such options will have value only if the Company's stock price increases. Therefore, the Compensation Committee believes that stock options serve to align the interest of executive officers closely with other shareholders because of the direct benefit executives receive to improve stock performance.

     Under the 1996 Stock Incentive Plan for Key Employees, the Compensation Committee may grant options with a term of up to 10 years to provide a long-term incentive, and to grant options that vest over a specified period to provide the executive with an incentive to remain at the Company. The Compensation Committee's policy is that certain new executives with the Company may be provided with options to attract them to the Company. The Compensation Committee's policy is to grant stock options when the executive first joins the Company, in connection with a significant change in responsibilities, and, occasionally, to achieve equity within a peer group. The Compensation Committee in its discretion may, however, grant additional stock options to executives for other reasons. In 2000, the Compensation Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. Option grants to executive officers in 2000 are set forth in the table below entitled "Option Grants in Last Fiscal Year."

2000 CHIEF EXECUTIVE OFFICER COMPENSATION

     In February 2000, the Committee established a base salary for Mr. Korybalski for 2000. This base salary represented no increase over Mr. Korybalski's 1999 base salary. The Compensation Committee also established a target bonus for Mr. Korybalski under the 2000 bonus plan payable based primarily on the Company's achievement of objective measures of revenue and earnings (both of which targets required improvement from 1999). The 2000 base salary level and target bonus were based upon a number of factors, including (a) the Compensation Committee's assessment of the 1999 performance of the Company and Mr. Korybalski, (b) 2000 Company performance objectives and individual performance objectives and responsibilities for Mr. Korybalski established in February 2000, and (c) the market compensation data for similar companies listed in the Surveys. The performance objectives for 2000 included satisfactorily managing the Company's overall corporate business plan, such as meeting the Company's profitability projections and the Company's sales targets, and strengthening the Company's financial position.

     The Compensation Committee has concluded that Mr. Korybalski's performance in 2000 warrants the compensation for 2000 as reflected in the Summary Compensation Table.

COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986.

     The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended for 2001.

                                          COMPENSATION COMMITTEE
                                          Herbert S. Amster
                                          Joseph F. Gloudeman

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information for each of the fiscal years ended December 31, 2000, 1999 and 1998 concerning compensation of (i) all individuals serving as the Company's Chief Executive Officer during the fiscal year ended December 31, 2000, and (ii) all other executive officers of the Company whose total annual salary and bonus exceeded $100,000 in fiscal 2000:

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM
                                                                                COMPENSATION
                                                                                   AWARDS
                                                                                ------------
                                                        ANNUAL COMPENSATION      SECURITIES      ALL OTHER
                 NAME AND                              ---------------------     UNDERLYING     COMPENSATION
            PRINCIPAL POSITION                 YEAR    SALARY($)    BONUS($)     OPTIONS(#)        ($)(1)
            ------------------                 ----    ---------    --------     ----------     ------------
Michael E. Korybalski......................    2000     195,000      99,000            --          9,520
  Chief Executive Officer                      1999     195,000       2,258            --          3,028
                                               1998     190,000          --            --          6,144
Robert R. Ryan.............................    2000     190,000      93,500        22,500          5,433
  President and Chief                          1999     190,000       2,133            --          4,480
  Operating Officer                            1998     185,000          --        25,000          4,656
Michael Hoffmann...........................    2000     160,000      82,500        10,000             --
  Senior Vice President --                     1999     149,000       1,882            --             --
  Worldwide Marketing, Sales & Service         1998     145,000          --        50,000(2)          --
David Peralta..............................    2000     119,000      44,000         6,000          3,394
  Vice President, Treasurer                    1999     110,000       1,004            --          1,966
  and Chief Financial Officer                  1998     100,000          --        10,000          2,818
Douglas M. Peterson........................    2000     143,000      49,500         6,000          4,053
  Vice President and                           1999     135,000       1,129            --          3,618
  Chief Technical Officer                      1998     110,000      15,000        15,000(3)       1,534

---------------
(1) The amounts shown for fiscal 2000 include (i) $5,085, $4,953, $3,078 and $3,729 for Messrs. Korybalski, Ryan, Peralta and Peterson, respectively, representing the Company's contribution to the executive officer in 2000 under the Company's 401(k) Plan, and (ii) $4,435, $480, $316 and $324 for Messrs. Korybalski, Ryan, Peralta and Peterson, respectively, representing life insurance premiums paid by the Company in 2000 for life insurance policies.

(2) Includes 35,000 options that replaced options with higher exercise prices granted to Dr. Hoffmann in prior years. None of these options issued to Dr. Hoffmann may be exercised unless the closing price of the Company's Common Shares is $11.00 per share or more on the most recent business day during which the Common Shares were traded.

(3) The 15,000 options shown as granted in 1998 replaced options with higher exercise prices granted to Mr. Peterson in prior years. None of these options issued to Mr. Peterson may be exercised unless the closing price of the Company's Common Shares is $11.00 per share or more on the most recent business day during which the Common Shares were traded.

Option Grants Table

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended December 31, 2000 to each of the executive officers of the Company named in the Summary Compensation Table above:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------------------------------
                                                                                                     POTENTIAL
                                                          % OF                                  REALIZABLE VALUE AT
                                                         TOTAL                                    ASSUMED ANNUAL
                                         NUMBER OF      OPTIONS                                RATES OF STOCK PRICE
                                         SECURITIES    GRANTED TO                                  APPRECIATION
                                         UNDERLYING    EMPLOYEES     EXERCISE                     FOR OPTION TERM
                                          OPTIONS      IN FISCAL      PRICE      EXPIRATION    ---------------------
                NAME                     GRANTED(#)       YEAR        ($/SH)        DATE        5%($)       10%($)
                ----                     ----------    ----------    --------    ----------     -----       ------
Michael E. Korybalski................       --           --            --           --           --           --
Robert R. Ryan.......................      10,000(1)      3.9          5.50        2/3/10       34,589       87,656
                                           12,500(1)      4.9          5.50       8/21/10       43,237      109,570
Michael Hoffmann.....................       5,000(2)      2.0          5.50        2/3/10       17,295       43,828
                                            5,000(2)      2.0          5.50       8/21/10       17,295       43,828
David Peralta........................       4,000(3)      1.6          5.50        2/3/10       13,836       35,062
                                            2,000(3)      0.8          5.50       8/21/10        6,918       17,531
Douglas M. Peterson..................       4,000(4)      1.6          5.50        2/3/10       13,836       35,062
                                            2,000(4)      0.8          5.50       8/21/10        6,918       17,531

---------------
(1) 10,000 options were granted to Dr. Ryan on February 3, 2000 and an additional 12,500 options were granted to him on August 21, 2000. All 22,500 options become exercisable over a period of four years, at a rate of 25% on each anniversary date after the date of grant. In the event Dr. Ryan's employment with the Company is terminated for any reason other than death or disability, the Compensation Committee may, in its discretion, permit the exercise of his unexercised options for a period not to exceed three months after such termination.

(2) 5,000 options were granted to Dr. Hoffmann on February 3, 2000 and an additional 5,000 options were granted to him on August 21, 2000. All 10,000 options become exercisable over a period of four years, at a rate of 25% on each anniversary date after the date of grant. In the event Dr. Hoffmann's employment with the Company is terminated for any reason other than death or disability, the Compensation Committee may, in its discretion, permit the exercise of his unexercised options for a period not to exceed three months after such termination.

(3) 4,000 options were granted to Mr. Peralta on February 3, 2000 and an additional 2,000 options were granted to him on August 21, 2000. All 6,000 options become exercisable over a period of four years, at a rate of 25% on each anniversary date after the date of grant. In the event Mr. Peralta's employment with the Company is terminated for any reason other than death or disability, the Compensation Committee may, in its discretion, permit the exercise of his unexercised options for a period not to exceed three months after such termination.

(4) 4,000 options were granted to Mr. Peterson on February 3, 2000 and an additional 2,000 options were granted to him on August 21, 2000. All 6,000 options become exercisable over a period of four years, at a rate of 25% on each anniversary date after the date of grant. In the event Mr. Peterson's employment with the Company is terminated for any reason other than death or disability, the Compensation Committee may, in its discretion, permit the exercise of his unexercised options for a period not to exceed three months after such termination.

Aggregated Option Exercises and Fiscal Year-End Option Value Table

     The following table sets forth information concerning each exercise of stock options during the fiscal year ended December 31, 2000 by each of the executive officers named in the Summary Compensation Table above and the value of unexercised options held by such persons as of December 31, 2000:

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                               NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED              IN-THE-MONEY
                                 SHARES                        OPTIONS AT FY-END(#)           OPTIONS AT FY-END($)
                               ACQUIRED ON       VALUE       -------------------------    ----------------------------
           NAME                EXERCISE(#)    REALIZED($)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE(1)
           ----                -----------    -----------    -------------------------    ----------------------------
Michael E. Korybalski......      0              0                            0/0                --/--
Robert R. Ryan.............      0              0                  50,000/47,500             --/5,625
Michael Hoffmann...........      0              0                  33,333/26,667             --/2,500
David Peralta..............      0              0                  12,500/18,500             --/1,500
Douglas M. Peterson........      0              0                  10,000/11,000             --/1,500

---------------
(1) Calculated on the basis of the fair market value of the underlying securities at December 31, 2000 of $5.75 per share, minus the aggregate exercise price.

Compensation of Directors

     Each non-employee member of the Company's Board of Directors is paid $1,000 per month and reimbursed for out-of-pocket expenses incurred in attending Board meetings. Each non-employee director is also eligible to receive annual stock option awards for 5,000 shares of the Company's Common Stock under the Company's Non-Employee Director Stock Option Plan (the "Director Stock Option Plan").

     The Company's Board of Directors adopted the Director Stock Option Plan in March 1996. The Director Stock Option Plan provides for the grant of "nonqualified" options to purchase shares of Common Stock. In May 2000, all four non-employee directors on the Company's Board of Directors were each granted an option to purchase 5,000 shares of Common Stock of the Company at an exercise price of $5.94 per share. These options become fully exercisable in May 2001, one year from the date of grant, and expire in May 2005. Immediately following each annual meeting of shareholders of the Company, each non-employee director who has served as a director for at least six months will automatically be granted an option to purchase 5,000 shares of Common Stock of the Company. Upon appointment to the Board of Directors, each newly-appointed non-employee director will receive an option to purchase 5,000 shares of Common Stock of the Company. A total of 200,000 shares of Common Stock are currently reserved for issuance under the Director Stock Option Plan.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

     Michael E. Korybalski entered into an employment agreement with the Company dated as of April 1, 1994, and amended as of March 1, 2001. The agreement provides that Mr. Korybalski will serve as the Company's Chief Executive Officer until March 31, 2004, at which point the employment agreement can be extended at the option of the Company for an additional three-year term. Mr. Korybalski's base salary under the agreement for 2001 is $225,000. Mr. Korybalski's employment may be terminated by the Company with or without cause. Mr. Korybalski's base salary is determined by the Board of Directors on an annual basis. In the event the Board chooses to change his duties or directs him to relocate and he resigns as a result, or if he is terminated without cause, Mr. Korybalski would then be entitled to his base salary, bonus and benefits for a period equal to the longer of the remaining term of the agreement or one year from the date of his resignation or termination. In the event he is terminated with cause, then he would be entitled to receive only such payments and/or benefits as would be provided to other employees of the Company in accordance with the Company's employee policies and procedures. In the event of a change of control, the agreement is automatically extended through a date three years from the effective date of such change in control. In the event Mr. Korybalski resigns or is terminated in connection with a change in control, then the Company will pay severance benefits under the same formula as in the event of termination without cause. During the term of the agreement, and for a period of two years thereafter, Mr. Korybalski will be subject to noncompetition and nonsolicitation restrictions.

     The Company's President and Chief Operating Officer, Robert R. Ryan, entered into an employment agreement with the Company dated as of April 1, 1994, as amended March 1, 2001, pursuant to which he will serve in such capacities until March 31, 2003, at which point the employment agreement can be extended at the option of the Company for an additional two-year term. Dr. Ryan's base salary under the agreement for 2001 is $220,000. Dr. Ryan's base salary is determined by the Board of Directors on an annual basis. Dr. Ryan's employment may be terminated by the Company with or without cause. In the event the Board chooses to change his duties or directs him to relocate and he resigns as a result, or if he is terminated without cause, Dr. Ryan would then be entitled to his base salary, bonus and benefits for a period equal to the longer of the remaining term of the agreement or one year from the date of his resignation or termination. In the event he is terminated with cause, then he would be entitled to receive only such payments and/or benefits as would be provided to other employees of the Company in accordance with the Company's employee policies and procedures. In the event of a change of control, the agreement is automatically extended through a date two years from the effective date of such change in control. In the event Dr. Ryan resigns or is terminated in connection with a change in control, then the Company will pay severance benefits under the same formula as in the event of termination without cause. During the term of the agreement, and for a period of two years thereafter, Dr. Ryan will be subject to noncompetition and nonsolicitation restrictions.

     The Company's Vice President, Treasurer and Chief Financial Officer, David Peralta, entered into an employment agreement with the Company dated as of March 1, 1997, as amended March 1, 2001, pursuant to which he will serve in such capacities until March 31, 2002, at which point the employment agreement can be extended at the option of the Company for an additional one-year term. Mr. Peralta's base salary under the agreement for 2001 is $130,000. Mr. Peralta's base salary is determined by the Board of Directors on an annual basis. Mr. Peralta's employment may be terminated by the Company with or without cause. In the event the Board directs him to relocate and he resigns as a result, or if he is terminated without cause, Mr. Peralta would then be entitled to his base salary, bonus and benefits for a period equal to the longer of the remaining term of the agreement or six months from the date of his resignation or termination. In the event he is terminated with cause, then he would be entitled to receive only such payments and/or benefits as would be provided to other employees of the Company in accordance with the Company's employee policies and procedures. In the event of a change of control, the agreement is automatically extended through a date one year from the effective date of such change in control. In the event Mr. Peralta is terminated in connection with a change in control, then the Company will pay severance benefits under the same formula as in the event of termination without cause. During the term of the agreement, and for a period of two years thereafter, Mr. Peralta will be subject to noncompetition and nonsolicitation restrictions.

     The Company's Vice President and Chief Technical Officer, Douglas M. Peterson, entered into an employment agreement with the Company dated as of October 31, 1997, as amended March 1, 2001, pursuant to which he will serve in such capacities until March 31, 2002, at which point the employment agreement can be extended at the option of the Company for an additional one-year term. Mr. Peterson's base salary under the agreement for 2001 is $157,300. Mr. Peterson's base salary is determined by the Board of Directors on an annual basis. Mr. Peterson's employment may be terminated by the Company with or without cause. In the event the Board directs him to relocate and he resigns as a result, or if he is terminated without cause, Mr. Peterson would then be entitled to his base salary, bonus and benefits for a period equal to the longer of the remaining term of the agreement or twelve months from the date of his resignation or termination. In the event he is terminated with cause, then he would be entitled to receive only such payments and/or benefits as would be provided to other employees of the Company in accordance with the Company's employee policies and procedures. In the event of a change of control, the agreement is automatically extended through a date one year from the effective date of such change in control. In the event Mr. Peterson is terminated in connection with a change in control, then the Company will pay severance benefits under the same formula as in the event of termination without cause. During the term of the agreement, and for a period of two years thereafter, Mr. Peterson will be subject to noncompetition and nonsolicitation restrictions.

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended December 31, 2000, Mr. Amster and Dr. Gloudeman served as the members of the Company's Compensation Committee. None of the members of the Company's Compensation Committee was, during the fiscal year ended December 31, 2000, an officer or employee of the Company.

PERFORMANCE GRAPH

     The following line graph compares for the period since the Company became a reporting company pursuant to the Securities Exchange Act of 1934, as amended, on May 14, 1996, through the fiscal year ended December 31, 2000: (i) the annual cumulative total shareholder return (i.e., the change in share price plus the cumulative amount of dividends, divided by the initial share price, expressed as a percentage) on the Company's Common Shares, with (ii) the cumulative total return of an industry peer group index of companies selected by the Company, and
(iii) the cumulative total return of the Nasdaq Stock Market -- U.S. Index. Each index assumes dividend reinvestment and is weighted based on market capitalization.

[PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------------------------------------------
                                                             5/14/96    Dec-96    Dec-97    Dec-98    Dec-99    Dec-00
--------------------------------------------------------------------------------------------------------------------------
 Mechanical Dynamics, Inc.                                   100.00     126.14    60.80     75.00     46.59     52.27
--------------------------------------------------------------------------------------------------------------------------
 Industry Peer Group                                         100.00     101.70    108.97    107.71    141.37    108.30
--------------------------------------------------------------------------------------------------------------------------
 The Nasdaq Stock Market - U.S.                              100.00     104.60    128.11    180.67    335.75    202.02
--------------------------------------------------------------------------------------------------------------------------

---------------
Stock and index prices scaled to 100

     An industry peer group index of companies selected by the Company has been reflected in the above Performance Graph, in order to provide a comparative index of market performance for companies in fields similar to that of the Company. The industry peer group is comprised solely of companies operating in the CAD/CAM/CAE market, which are as follows: Ansoft Corporation, ANSYS, Inc., Autodesk, Inc., Dassault Systemes S.A., MSC.Software Corporation, Parametric Technology Corporation, Structural Dynamics Research Corporation, Tecnomatix Technologies Ltd., and Unigraphics Solutions Inc.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on review of the copies of such reports furnished to the Company during or with respect to fiscal 2000, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 2000 all applicable Section 16(a) filing requirements were complied with by each of its executive officers, directors and greater than ten-percent beneficial owners.

               II. APPOINTMENT OF COMPANY'S INDEPENDENT AUDITORS

INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP are the independent auditors for the Company and have reported on the Company's financial statements in the Company's 2000 Annual Report to Shareholders which accompanies this Proxy Statement.

     The shareholders are being asked to ratify and approve the Board of Directors' selection of Arthur Andersen LLP as the independent auditors of the Company for the current fiscal year ending on December 31, 2001. The Board of Directors recommends a vote FOR approval of the selection of Arthur Andersen LLP as the independent auditors of the Company.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions.

Audit Fees

     The aggregate fees billed for professional services rendered by Arthur Andersen LLP for the audit of the Company's annual financial statements for the year ended December 31, 2000, and the reviews of the financial statements included in the Company's quarterly Forms 10-Q for the year ended December 31, 2000 were $56,300.

Financial Information Systems Design and Implementation Fees

     Arthur Andersen LLP did not provide any professional services to the Company for information technology services relating to financial information systems design and implementation for the year ended December 31, 2000.

All Other Fees

     The aggregate fees billed by Arthur Andersen LLP for professional services rendered to the Company, other than for services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the year ended December 31, 2000 were $118,231.

                               III. OTHER MATTERS

SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received by the Company's Secretary no later than December 7, 2001 to be considered for inclusion in the Proxy Statement and Proxy relating to that meeting. Such proposals should be sent by certified mail, return receipt requested and addressed to Mechanical Dynamics, Inc., 2300 Traverwood Drive, Ann Arbor, Michigan 48105-2195,
Attention: David Peralta, Chief Financial Officer.

     The Company must receive notice of any proposals of shareholders that are intended to be presented at the Company's 2002 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in the Company's Proxy Statement and Proxy related to that meeting, no later than February 20, 2002 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to Mechanical Dynamics, Inc., 2300 Traverwood Drive, Ann Arbor, Michigan 48105-2195, Attention: David Peralta, Chief Financial Officer. If the Company does not have notice of the matter by that date, the Company's form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in the Company's form of proxy will vote the shares represented by such proxies in accordance with their best judgement.

OTHER BUSINESS

     Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and they have no present knowledge that other matters will be presented for action at the Annual Meeting by others. However, if other matters are properly presented to the meeting, the persons named in the enclosed proxy intend to vote the shares represented thereby in accordance with their best judgment.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The audited financial statements and the Company's "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000 are hereby specifically incorporated by reference into this Proxy Statement.

                                          By Order of the Board of Directors

                                          [MICHAEL E. KORYBALSKI]

                                          MICHAEL E. KORYBALSKI
                                          Chief Executive Officer

Ann Arbor, Michigan
April 6, 2001

                                                                        APPENDIX

                           MECHANICAL DYNAMICS, INC.
                            AUDIT COMMITTEE CHARTER

     ORGANIZATION. The Board of Directors (the "Board") shall have an Audit Committee composed of three or more directors who are not currently employed (or have not been employed in the past three years) by the corporation and who are independent of the management of the corporation and free of any relationship that would interfere with their exercise of independent judgment. Committee members, including one who shall be appointed as chairman, will be nominated and approved by the Board. The terms of the Committee members shall be one year. All Committee members must be financially literate. In addition, at least one Committee member must have past employment experience in finance or accounting, a professional certification in accounting or other comparable experience, including employment position as a Chief Executive Officer, Chief Financial Officer or other senior officer with financial oversight responsibilities.

     PURPOSE AND POLICY. The Audit Committee shall provide assistance to the Board in fulfilling its responsibility relating to the adequacy and effectiveness of the Company's internal controls and financial reporting policies and practices, the Company's standards of business conduct and ethics and oversight of the independence of the outside auditor.

     The Company's independent auditor is ultimately accountable to the Audit Committee and to the Board. The Committee shall be empowered to retain, at the Company's expense, independent consultants as deemed necessary to advise the Committee and to call on assistance from officers and employees of the Company.

     The Audit Committee shall facilitate free and open communication among the Board, the independent consultants, the Company's independent auditors, and with executive officers and members of management of the Company.

     RESPONSIBILITIES. The Audit Committee shall:

     1. Recommend to the Board the appointment (including the possible replacement) of the independent accounting firm to conduct the annual audit of the Company;

     2. Meet with management and the independent auditor prior to each year-end, to review the scope of the annual audit and any reports to be issued in connection with the audit;

     3. Meet with management and the independent auditor following the conclusion of the annual audit to review and discuss the audited financial statements and the financial reporting process, in order to determine that the independent auditor is satisfied with the disclosure and content of the financial statements and has advised the Committee of all significant matters that are required by the Statement of Auditing Standards No. 61;

     4. On an annual basis, review the independent auditor's letter and disclosures to the Committee regarding independence, and review the non-audit services performed by the independent auditor to ensure that performing those services does not impair the independence of the auditor;

     5. On an annual basis, review with management and the independent auditor the adequacy and effectiveness of the Company's internal controls and accounting principles, policies and practices;

     6. On an annual basis, review with management the Company's programs and procedures to assure compliance with laws, regulations and corporate policy, and to avoid conflicts of interest;

     7. On a periodic basis, review the status of any contingencies or pending litigation which could have a significant impact on the Company's financial statements or seriously affect the Company's reputation;

     8. On an annual basis, meet privately with both management and the independent auditor;

     9. On an annual basis, provide a report in the Company's Proxy Statement of the Committee's findings that result from its financial reporting oversight responsibilities;

     10. On an annual basis, review and reassess the adequacy of this Charter; and,

     11. At least once every three years, include a copy of this Charter in the Company's Proxy Statement.

PROXY                       MECHANICAL DYNAMICS, INC.                      PROXY
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS OF MECHANICAL DYNAMICS, INC. TO BE HELD
                                  MAY 10, 2001

    The undersigned hereby appoints Michael E. Korybalski and Robert R. Ryan, and each of them, with full power of substitution, as attorneys and proxies of the undersigned, to vote all shares of Mechanical Dynamics, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 10, 2001, at 4:00 p.m., Eastern Time, at the Holiday Inn North Campus, 3600 Plymouth Road, Ann Arbor, Michigan 48105 (or at any adjournment(s) thereof), as follows:

1. Election of Directors -- Nominee: David E. Cole

  [ ] FOR the nominee listed above   [ ] WITHHOLD AUTHORITY
    (except as marked below to       to vote for the
                                     nominee
    the contrary)                    listed above

                                  [ ] ABSTAIN

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
              THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

2. Proposal to ratify and approve Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 2001:

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

3. In their discretion with regard to such other business as may properly come before the Annual Meeting (or any adjournment(s) thereof).

This Proxy is solicited on behalf of the Board of Directors.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, the shares represented by this Proxy will be voted in favor of the nominee named in Proposal 1 and in favor of Proposal 2.

[S]                                    [C]

                                       Dated: , 2001
                                       ---------------------------------------------
                                       Shareholder should sign here

NOTE: PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE. IF THE SHARES ARE REGISTERED IN MORE THAN ONE NAME, EACH JOINT OWNER SHOULD SIGN. WHEN SIGNING AS ATTORNEY, ADMINISTRATOR, PERSONAL REPRESENTATIVE, EXECUTOR, GUARDIAN OR TRUSTEE, ADD YOUR TITLE TO THE SIGNATURE.

PLEASE PROMPTLY DATE, SIGN AND MAIL THIS PROXY TO THE COMPANY.